UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

July, 31 2013

Date of Report

[Date of Earliest Event Reported]

RTS OIL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2319 Foothill Drive, Suite 160

Salt Lake City, Utah 84109

 (Address of Principal Executive Offices)

(801) 810-4662

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of RTS Oil Holdings, Inc. (the “Company”) has accepted the resignation of Ashot Sarkisian as a member of the board of directors of the Company.  Mr. Sarkisian’s resignation is effective as of July 31, 2013.  Mr. Sarkisian has resigned for personal reasons.  There were no disagreements between the Company and Mr. Sarkisian regarding his resignation.

The Company intends to appoint a new member to the Board of Directors in the near future.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

RTS OIL HOLDINGS, INC.

Dated:	August 5, 2013	By:	/s/ Jeffrey T. Jensen
Jeffrey T. Jensen
Vice President

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